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                                                                    EXHIBIT 10.2


                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement ( "Amendment") is made and entered into effective as of July __, 1998, by and between River Port Truck Stop, L.L.C. ("River Port"), OM Operating, L.L.C. ("OM") and Donald I. Williams ("Williams") and constitutes a new agreement between River Port and Williams and an amendment to the existing Employment Agreement (herein so called) dated April 15, 1998 between Williams and OM.

     1. Williams hereby agrees to provide the same services to River Port as he is providing to OM under the Employment Agreement, provided the amount of time expended by him shall be split between River Port and OM based on the number of truck stop video poker casinos operated by each of them from time to time.

     2. OM shall be responsible for paying a pro rata portion of all compensation and benefits payable to Williams under the Employment Agreement, based on the number of truck stop video poker casinos operated by each of them from time to time, and OM shall pay the remainder of such compensation and benefits.

     3. River Port shall have all of the rights, duties and responsibilities with respect to Williams and the truck stop video poker casino operated by River Port as are set forth for OM in the Employment Agreement, and Williams shall have all of the rights, duties and responsibilities with respect to River Port and the truck stop video poker casino operated by River Port as are set forth for OM in the Employment Agreement.

     Executed effective as of the date and year first above written.

                                    RIVER PORT TRUCK STOP, L.L.C.


                                    By:
                                       ---------------------------------
                                           George J. Akmon, Manager

                                    OM OPERATING, L.L.C.


                                    By:
                                       ---------------------------------
                                           George J. Akmon, Manager

                                    ------------------------------------
                                    Donald I. Williams, Individually

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